Exhibit 32.1

                        CERTIFICATION PURSUANT TO
                        18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
              SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

  In connection with the Quarterly Report of BF Acquisition Group
II, Inc. (the "Company") on Form 10-QSB for the period ending July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Colucci, President of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 14, 2004

                          /s/ William Colucci
                          ----------------------------
                          William Colucci, President
                          BF Acquisition Group II, Inc.



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